SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):                      Commission File Number:
February 25, 2002                                                      1-12358



                            COLONIAL PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)



          Alabama                                            59-7007599
(State or other jurisdiction                                (IRS Employer
     of incorporation)                                  Identification Number)



 2101 Sixth Avenue North
        Suite 750

   Birmingham, Alabama                                         35202
 (Address of principal                                       (Zip Code)
   executive offices)


                  Registrant's telephone number, including area
                                     code:
                                 (205) 250-8700

                                 Not applicable
          (Former name or former address, if changed since last report)



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                            COLONIAL PROPERTIES TRUST

Item 5        -   Other Events

Attached as Exhibits to this form are the documents listed below:

         Exhibit                       Document

          1.1 Terms Agreement, dated February 25, 2002, and the Underwriting Agreement, dated February 25, 2002, by and among Colonial Properties Trust, Colonial Realty Limited Partnership and Salomon Smith Barney Inc.

          1.2 Purchase Agreement, dated February 25, 2002, between Colonial Properties Trust and Cohen & Steers Quality Income Realty Fund, Inc.

          1.3 Placement Agency Agreement, dated February 25, 2002, between Colonial Properties Trust, Colonial Realty Limited Partnership and Cohen & Steers Quality Income Realty Fund, Inc.

          5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Shares

          5.2  Opinion of Sirote & Permutt, P.C., regarding Alabama law

          23.1 Consent of Hogan & Hartson L.L.P. to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

          23.2 Consent of Sirote & Permutt, P.C., to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.2)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   COLONIAL PROPERTIES TRUST


Date:  February 28, 2002                  By:      /s/ Howard B, Nelson, Jr.
                                                -------------------------------

                                                Name:  Howard B. Nelson, Jr.
                                                Title: Chief Financial Officer
                                                       and Secretary

                                  EXHIBIT INDEX

        Exhibit                        Description                         Page

          1.1 Terms Agreement, dated February 25, 2002, and the Underwriting Agreement, dated February 25, 2002, by and among Colonial Properties Trust, Colonial Realty Limited Partnership and Salomon Smith Barney Inc.

          1.2 Purchase Agreement, dated February 25, 2002, between Colonial Properties Trust and Cohen & Steers Quality Income Realty Fund, Inc.

          1.3 Placement Agency Agreement, dated February 25, 2002, between Colonial Properties Trust, Colonial Realty Limited Partnership and Cohen & Steers Quality Income Realty Fund, Inc.

          5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Shares

          5.2  Opinion of Sirote & Permutt, P.C. as to Alabama law

          23.1 Consent of Hogan & Hartson L.L.P. to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

          23.2 Consent of Sirote & Permutt, P.C., to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.2)